UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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INTELIQUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Inteliquent, Inc. (“Inteliquent” or the “Company”) is filing this supplement to its Proxy Statement that was originally filed on April 21, 2015 (the “Original Proxy Statement”) to correct (i) the number of shares of common stock disclosed on page 3 of the Original Proxy Statement as outstanding as of the record date and (ii) certain information contained in the “Common Stock Ownership” table beginning on page 19 of the Original Proxy Statement. The correct number of shares of common stock outstanding as of March 23, 2015 is 33,542,809. The corrected “Common Stock Ownership” table, together with related footnotes, is set forth below. Other than these changes, the Original Proxy Statement remains unchanged.

COMMON STOCK OWNERSHIP

Beneficial Ownership Table

The following table provides information concerning beneficial ownership of our common stock as of March 23, 2015 by:

•	each of our directors;

•	each of our named executive officers;

•	each person known by us to beneficially own 5% or more of our outstanding common stock; and

•	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 33,542,809 shares of common stock outstanding as of March 23, 2015. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 23, 2015 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Except as otherwise set forth below, the street address of each beneficial owner is c/o Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner
	Number	Percentage
Holders of more than 5% of our voting securities
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10022	2,734,977	8.2%
Vanguard Group (2) 100 Vanguard Blvd. Malvern, PA 19355	2,115,396	6.3%
JPMorgan Chase & Co. (3) 270 Park Avenue New York, NY 10017	1,845,634	5.5%
Allianz Global Investors U.S. Holdings LLC(4) 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660	1,671,476	5.0%
Directors and named executive officers
Joseph A. Beatty(5)	45,174	*
G. Edward Evans (6)	202,209	*
Edward M. Greenberg(7)	11,174	*
James P. Hynes(8)	504,269	1.5%
Lawrence M. Ingeneri(9)	86,149	*
Timothy A. Samples(10)	17,764	*
Rian J. Wren(11)	571,130	1.7%
Lauren F. Wright(12)	6,959	*
Kurt J. Abkemeier(13)	61,744	*
John R. Harrington(14)	48,510	*
Richard L. Monto(15)	260,159	*
Eric R. Carlson(16)	28,992	*
All directors and executive officers as a group (15 persons)	2,069,364	6.2%

*	Under 1.0%
(1)	According to a Schedule 13G/A filed with the SEC on January 29, 2014 by BlackRock, Inc. and its subsidiaries BlackRock Institutional Trust Company, N.A, Blackrock International Limited., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd (collectively, “BlackRock”), as of December 31, 2014, BlackRock is the beneficial owner of 2,734,977 shares, as to which it has sole voting power as to 2,648,744 shares and sole dispositive power as to 2,734,977 shares. BlackRock’s address is 55 East 52nd Street, New York, NY 10022.
(2)	According to a Schedule 13G filed with the SEC on February 10, 2015 by Vanguard Group Inc. (“Vanguard”), as of December 31, 2014, Vanguard is the beneficial owner of 2,115,396 shares, as to which it has solve voting power as to 47,598 shares and sole dispositive power as to 2,071,498 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	According to a Schedule 13G/A filed with the SEC on January 14, 2015 by JPMorgan Chase & Co. and its wholly owned subsidiaries JPMorgan Chase Bank, National Association, J.P. Morgan Investment Management Inc. and JPMorgan Asset Management (UK) Ltd. (collectively, “JPMorgan”), as of December 31, 2014, JPMorgan is the beneficial owner of 1,845,634 shares, as to which it has sole voting power as to 1,606,075 shares and sole dispositive power as to 1,804,175 shares. JPMorgan’s address is 270 Park Avenue, New York, NY 10017.
(4)	According to a Schedule 13G filed with the SEC on February 13, 2015 by Allianz Global Investors U.S. Holdings LLC (“Allianz”), as of December 31, 2014, Allianz is the beneficial owner of 1,671,476, as to which it has no voting or dispositive power. NFJ Investment Group LLC has the sole voting power and sole dispositive power over 1,615,436 of these shares, and Allianz Global Investors GmbH has solve voting power and sole dispositive power over 56,040 of these shares. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.
(5)	Consists of (a) 38,215 shares of common stock owned by Mr. Beatty and (b) 6,959 shares of restricted stock owned by Mr. Beatty, which will vest on May 20, 2015.
(6)	Consists of (a) 43,684 shares of common stock owned by Mr. Evans, (b) 4,167 shares of restricted stock owned by Mr. Evans, which will vest on a monthly basis through April 1, 2015, (c) 16,383 shares of restricted stock owned by Mr. Evans, which will vest on an annual basis through March 15, 2017 and (d) 137,975 shares subject to options that are exercisable within 60 days of March 23, 2015.
(7)	Consists of (a) 4,215 shares of common stock owned by Mr. Greenberg and (b) 6,959 shares of restricted stock owned by Mr. Greenberg, which will vest on May 20, 2015.
(8)	Consists of (a) 497,310 shares of common stock owned by Mr. Hynes and (b) 6,959 shares of restricted stock owned by Mr. Hynes, which will vest on May 20, 2015.
(9)	Consists of (a) 79,190 shares of common stock owned by Mr. Ingeneri and (b) 6,959 shares of restricted stock owned by Mr. Ingeneri, which will vest on May 20, 2015.
(10)	Consists of (a) 10,805 shares of common stock owned by Mr. Samples and (b) 6,959 shares of restricted stock owned by Mr. Samples, which will vest on May 20, 2015.
(11)	Consists of (a) 61,247 shares of common stock owned by Mr. Wren and (b) 6,959 shares of restricted stock owned by Mr. Wren, which will vest on May 20, 2015 and (c) 502,924 shares subject to options that are exercisable within 60 days of March 23, 2015.
(12)	Consists of 6,959 shares of restricted stock owned by Ms. Wright, which will vest on May 20, 2015.
(13)	Consists of (a) 11,902 shares of common stock owned by Mr. Abkemeier and (b) 45,000 shares of restricted stock owned by Mr. Abkemeier, which will vest on an annual basis through January 20, 2018 and (c) 4,842 shares of restricted stock owned by Mr. Abkemeier, which will vest on an annual basis through March 13, 2019.
(14)	Consists of (a) 10,546 shares of common stock owned by Mr. Harrington, (b) 1,563 shares of restricted stock owned by Mr. Harrington, which will vest on a monthly basis through April 13, 2015, (c) 9,175 shares of restricted stock owned by Mr. Harrington, which will vest on a monthly basis through January 30, 2016, (d) 3,588 shares of restricted stock owned by Mr. Harrington, which will vest on an annual basis through March 15, 2017, (e) 2,118 shares of restricted stock owned by Mr. Harrington, which will vest on an annual basis through September 19, 2017, (f) 2,463 shares of restricted stock owned by Mr. Harrington, which will vest on an annual basis through March 17, 2018, (g) 2,260 shares of restricted stock owned by Mr. Harrington, which will vest on an annual basis through March 13, 2019 and (h) 16,797 shares subject to options that are exercisable within 60 days of March 23, 2015.
(15)

Consists of (a) 48,958 shares of common stock owned by Mr. Monto, (b) 11,475 shares of restricted stock owned by Mr. Monto, which will vest on a monthly basis through January 30, 2016, (c) 3,588 shares of restricted stock owned by Mr. Monto, which will vest on an annual basis through March 15, 2017, (d) 2,118 shares of restricted stock owned by Mr. Monto, which will vest on an annual basis through September 19, 2017, (e) 2,463 shares of restricted stock owned by Mr. Monto, which will vest on an annual basis through March 17, 2018, (f) 2,260 shares of restricted stock owned by Mr. Monto, which will vest on an annual basis through March 13, 2019 and (g) 189,297 shares subject to options that are exercisable within 60 days of March 23, 2015.
(16)	Consists of (a) 2,145 shares of common stock owned by Mr. Carlson, (b) 7,500 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through September 19, 2017, (c) 1,421 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through March 17, 2018, (d) 1,979 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through March 3, 2019 and (e) 15,947 shares subject to options that are exercisable within 60 days of March 23, 2015.